Summary Prospectus of

► Mutual of America Variable Insurance Portfolios
Money Market Portfolio
May 1, 2022
Before you invest, you may want to review the Portfolio’s prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s prospectus, reports to shareholders, and other information about the Portfolio online at mutualofamerica.com/VIPprospectus. You can also get this information at no cost by calling 800.574.9267 or by sending an e-mail request to mutualofamerica@dfinsolutions.com. The Portfolio’s current statutory prospectus and statement of additional information, both dated May 1, 2022, are incorporated by reference into this summary prospectus.
Investment Objective. The Portfolio seeks current income to the extent consistent with maintenance of liquidity, investment quality and stability of capital.
Fees and Expenses of the Portfolio. The table below describes the fees and expenses you may pay if you buy, hold and sell Portfolio shares. The expenses shown do not include Separate Account expenses or variable contract expenses which would increase costs if included.
Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.15%
Other Expenses	1.46%
Acquired Fund Fees and Expenses	N/A
Total Annual Fund Operating Expenses	1.61%
Fee Waiver and/or Expense Reimbursement*	(1.41%)
Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.20%

*The Adviser has contractually agreed beginning as of the inception of the Portfolio to reimburse certain of the Portfolio’s expenses. From inception of the Portfolio through April 30, 2023, the Adviser will reimburse the Portfolio’s expenses to the extent that the Total Annual Portfolio Operating Expenses exceed 0.20% (excluding any extraordinary expenses that may arise and charges incurred in trading portfolio securities). From May 1, 2023 through the termination of the agreement, the Adviser will reimburse Other Expenses to the extent that Other Expenses exceed 0.15%. This contractual obligation may not be terminated before April 30, 2030, and will continue for each succeeding 12 month period thereafter, unless terminated by either the Investment Company or the Adviser upon proper notice.
Example. This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes: (a) that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods, (b) a 5% return each year and (c) operating expenses remain the same. The expenses shown do not include Separate Account expenses or variable contract expenses which would increase costs if included. Although your actual costs may be higher or lower, your cost based on these assumptions would be:
1 Year	3 Years	5 Years	10 Years
$20	$87	$160	$783

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may result in higher transaction costs. These costs, which will not be reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio’s performance.
Principal Investment Strategies. The Portfolio invests in money market instruments that meet certain requirements. The Portfolio is considered to be an institutional money market fund because it is not limited to investments by natural persons, and it does not maintain a stable net asset value.
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The dollar weighted average maturity of the instruments the Portfolio holds is short-term — 60 days or less.
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The Portfolio will purchase only securities with a remaining maturity of 397 calendar days or less that present minimal credit risks to the Portfolio.
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The Portfolio will diversify its investments, limiting holdings in the securities of any one issuer (except the U.S. Government or its agencies) to 5% of assets.
Principal Investment Risks. As with any mutual fund, loss of money is a risk of investing in the Portfolio. Additionally, an investment in the Portfolio is subject to the following risks which are described in more detail in the Prospectus.
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General risk: The Portfolio may not achieve its investment objective. An investment in the Portfolio could decline in value, and you could lose money by investing in the Portfolio.
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Market risk: The risk that prices of securities will go down because of the interplay of market forces may affect a single issuer, industry or sector of the economy or may affect the market as a whole. Events such as war, acts of terrorism, social unrest, natural disasters, public health emergencies and other unforeseen events could also significantly impact issuers, economies and markets generally.
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Money Market risk: You could lose money by investing in the Portfolio. Because the share price of the Portfolio will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Board of Directors of the Portfolio may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Portfolio’s liquidity falls below required minimums because of market conditions or other factors, and a fee may automatically be imposed based on the Portfolio’s liquidity level. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time. In addition, the Portfolio’s returns can be adversely affected when yields on eligible investments are low.
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U.S. Government Securities risk: The Portfolio invests in securities issued or guaranteed by the U.S. government or its agencies. U.S. government securities are subject to market risk, interest rate risk and credit risk. U.S. government securities include zero coupon securities, which tend to be subject to greater price volatility than interest-paying securities of similar maturities.
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Interest Rate risk: Securities may lose value as interest rates change because bonds tend to decrease in value as interest rates rise. In general, the longer the term to maturity, the greater impact interest rate changes will have on the value of a security.
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Management risk: The investment techniques and risk analyses applied by the Portfolio may not produce the desired results, and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.
Performance/Annual Return. The bar chart and table below show the annual return and average annual returns of the Portfolio.

Below the bar chart are the Portfolio’s highest and lowest total returns for any calendar quarter during the period covered by the chart, showing the volatility of the Portfolio’s total returns. The numbers in parentheses are negative, representing a loss of principal.
The information indicates some of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns for one, five and ten years compare to those of a broad-based, unmanaged index for those periods. A fund’s past performance does not necessarily indicate how it will perform in the future.
The total returns and average annual total returns shown do not include charges against the assets of the Separate Accounts that purchase Portfolio shares. If these charges were reflected, returns would be less than those shown.
Updated performance information is available at no cost online at mutualofamerica.com or by calling 800.468.3785.

Best and Worst Performing Quarters
	Quarter/Year	Total Return
Best	Third quarter 2021	0.00%
Worst	Fourth quarter 2021	-0.08%
Average Annual Total Returns (for periods ended December 31, 2021)
Fund/Comparative Index(es)	Past One Year	For Life of Fund	Inception Date
Money Market Portfolio	-0.16%	0.06%	January 24, 2020
FTSE 3-month Treasury Bill Index (Index reflects no deduction for fees and expenses)	0.05%	0.27%
Investment Adviser. Mutual of America Capital Management LLC (the “Adviser”) is the investment adviser for the Portfolio.
Purchase and Sale of Portfolio Shares. There is no minimum initial or subsequent investment purchase requirement. The Portfolio shares may be redeemed or exchanged on any business day either by calling 800.468.3785, or by written request to a shareholder’s Mutual of America Regional Office, which can be found on www.mutualofamerica.com.

Tax Information. The Portfolios sell their shares to the Separate Accounts and do not offer them for sale to the general public. Since the only shareholders of the Portfolios are the Separate Accounts and each investor receives a Separate Account prospectus, no discussion is included as to the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to purchasers of contracts or policies under a Separate Account accessing this Portfolio, see the prospectus for your contract or policy.

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